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                                                                  EXHIBIT 10.15


                            INDEMNIFICATION AGREEMENT


                  AGREEMENT made this ___ day of __________, ____, between eLoyalty Corporation, a Delaware corporation (the "Company"), and _______________ (the "Indemnitee").

                  WHEREAS, it is essential to the Company and its stockholders to attract and retain qualified and capable directors, officers, employees, agents and fiduciaries;

                  WHEREAS, the Certificate of Incorporation of the Company (the "Certificate of Incorporation") requires the Company to indemnify and advance expenses to its directors and officers to the extent not prohibited by law;

                  WHEREAS, historically, basic protection against undue risk of personal liability of directors and officers has been provided through insurance coverage affording reasonable protection at reasonable cost;

                  WHEREAS, it is presently uncertain whether, and to what extent, such insurance is or will continue to be available to the Company at a reasonable cost for the protection of Indemnitee;

                  WHEREAS, in recognition of Indemnitee's need for protection against personal liability in order to induce Indemnitee to serve or continue to serve the Company in an effective manner, and, in the case of directors and officers, to supplement or replace the Company's directors' and officers' liability insurance coverage, and in part to provide Indemnitee with specific contractual assurance that the protection promised by the Certificate of Incorporation will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of the Certificate of Incorporation or any change in the composition of the Company's Board of Directors or any acquisition transaction relating to the Company), the Company wishes to provide the Indemnitee with the benefits contemplated by this Agreement; and

                  WHEREAS, as a result of the provision of such benefits Indemnitee has agreed to serve or to continue to serve the Company;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Definitions. The following terms, as used herein, shall have the following respective meanings:





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                  (a) Claim: means any threatened, pending or completed action, suit, arbitration or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or otherwise, that Indemnitee in good faith believes might lead to the institution of any such action, suit, arbitration or proceeding, whether civil, criminal, administrative, investigative or other, or any appeal therefrom.

                  (b) D&O Insurance: means any valid directors' and officers' liability insurance policy maintained by the Company for the benefit of the Indemnitee, if any.

                  (c) Determination: means a determination, and Determined means a matter which has been determined based on the facts known at the time, by: (i) a majority vote of a quorum of disinterested directors, or (ii) if such a quorum is not obtainable, or even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) a majority of the disinterested stockholders of the Company, or (iv) a final adjudication by a court of competent jurisdiction.

                  (d) Excluded Claim: means any payment for Losses or Expenses in connection with any Claim: (i) based upon or attributable to Indemnitee gaining in fact any personal profit or advantage to which Indemnitee is not entitled; or (ii) for the return by Indemnitee of any remuneration paid to Indemnitee without the previous approval of the stockholders of the Company which is illegal; or (iii) for an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, or similar provisions of any state law; or (iv) resulting from Indemnitee's knowingly fraudulent, dishonest or willful misconduct; or (v) the payment of which by the Company under this Agreement is not permitted by applicable law.

                  (e) Expenses: means any reasonable expenses incurred by Indemnitee as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Claim relating to any Indemnifiable Event.

                  (f) Fines: means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

                  (g) Indemnifiable Event: means any event or occurrence, occurring prior to or after the date of this




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Agreement, related to the fact that Indemnitee is, was or has agreed to serve as, a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise; provided that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, the Indemnitee had no reasonable cause to believe his conduct was unlawful.

                  (h) Losses: means any amounts or sums which Indemnitee is legally obligated to pay as a result of a Claim or Claims made against Indemnitee for Indemnifiable Events including, without limitation, damages, judgments and sums or amounts paid in settlement of a Claim or Claims, and Fines.

                  2. Basic Indemnification Agreement. In consideration of, and as an inducement to, the Indemnitee rendering valuable services to the Company, the Company agrees that in the event Indemnitee is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Claim by reason of (or arising in part out of) an Indemnifiable Event, the Company will indemnify Indemnitee to the fullest extent authorized by law, against any and all Losses and Expenses (including all interest, assessments and other charges paid or payable in connection with or in respect of such Losses and Expenses) of such Claim, whether or not such Claim proceeds to judgment or is settled or otherwise is brought to a final disposition, subject in each case, to the further provisions of this Agreement.

                  3. Limitations on Indemnification. Notwithstanding the provisions of Section 2, Indemnitee shall not be indemnified and held harmless from any Losses or Expenses (a) which have been Determined, as provided herein, to constitute an Excluded Claim; (b) to the extent Indemnitee is indemnified by the Company and has actually received payment pursuant to the Certificate of Incorporation, D&O Insurance or otherwise; or (c) other than pursuant to the last sentence of Section 4(d) or Section 12, in connection with any claim initiated by Indemnitee, unless the Board of Directors has authorized such claim.

                  4. Indemnification Procedures.

                  (a) Promptly after receipt by Indemnitee of notice of any Claim, Indemnitee shall, if indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement thereof; provided, however, that the failure to give such notice promptly shall not affect or limit the Company's obligations with respect to the matters described in the notice of such Claim, except to the




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extent that the Company is prejudiced thereby. Indemnitee agrees further not to make any admission or effect any settlement with respect to such Claim without the consent of the Company, except any Claim with respect to which the Indemnitee has undertaken the defense in accordance with the second to last sentence of Section 4(d).

                  (b) If, at the time of the receipt of such notice, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all Losses and Expenses payable as a result of such Claim.

                  (c) To the extent the Company does not, at the time of the Claim have applicable D&O Insurance, or if a Determination is made that any Expenses arising out of such Claim will not be payable under the D&O Insurance then in effect, the Company shall be obligated to pay the Expenses of any Claim in advance of the final disposition thereof and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable Expenses of investigation; provided that Indemnitee shall have the right to employ its counsel in such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at the Indemnitee's expense; provided further that if: (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such action, the reasonable fees and expenses of counsel shall be at the expense of the Company.

                  (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made within sixty (60) days of Indemnitee's written request therefor unless a Determination is made that the Claims giving rise to Indemnitee's request are Excluded Claims or otherwise not payable under this Agreement, provided that all payments on account of the Company's obligation to pay Expenses under Section 4(c) of this Agreement prior to the final disposition of any Claim shall be made within 20 days of Indemnitee's written request therefor and such obligation shall not be subject to any such Determination but shall be subject to Section 4(e) of this




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Agreement. In the event the Company takes the position that Indemnitee is not entitled to indemnification in connection with the proposed settlement of any Claim, Indemnitee shall have the right at his own expense to undertake defense of any such Claim, insofar as such proceeding involves Claims against the Indemnitee, by written notice given to the Company within 10 days after the Company has notified Indemnitee in writing of its contention that Indemnitee is not entitled to indemnification; provided, however, that the failure to give such notice within such 10-day period shall not affect or limit the Company's obligations with respect to any such Claim if such Claim is subsequently determined not to be an Excluded Claim or otherwise to be payable under this Agreement, except to the extent that the Company is prejudiced thereby. If it is subsequently determined in connection with such proceeding that the Indemnifiable Events are not Excluded Claims and that Indemnitee, therefor, is entitled to be indemnified under the provisions of Section 2 hereof, the Company shall promptly indemnify Indemnitee.

                  (e) Indemnitee hereby expressly undertakes and agrees to reimburse the Company for all Losses and Expenses paid by the Company in connection with any Claim against Indemnitee in the event and only to the extent that a Determination shall have been made by a court of competent jurisdiction in a decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Company for such Losses and Expenses because the Claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

                  (f) In connection with any Determination as to whether Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

                  5. Settlement. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company's prior written consent. The Company shall not settle any Claim in which it takes the position that Indemnitee is not entitled to indemnification in connection with such settlement without the consent of Indemnitee, nor shall the Company settle any Claim in any manner which would impose any Fine or any obligation on Indemnitee, without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold its or his consent to any proposed settlement.

                  6. No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not meet any particular




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standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

                  7. Non-exclusivity, Etc. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Certificate of Incorporation, the Company's By- laws, the Delaware General Corporation Law, any vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity by holding such office, and shall continue after Indemnitee ceases to serve the Company as a director or officer for so long as Indemnitee shall be subject to any Claim by reason of (or arising in part out of) an Indemnifiable Event. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Certificate of Incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

                  8. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee, if an officer or director of the Company, shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

                  9. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                  10. Partial Indemnity, Etc. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Losses and Expenses of a Claim but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to any Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.




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                  11. Liability of Company. Indemnitee agrees that neither the stockholders nor the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement and Indemnitee shall look solely to the assets of the Company for satisfaction of any claims hereunder.

                  12. Enforcement.

                  (a) Indemnitee's right to indemnification and other rights under this Agreement shall be specifically enforceable by Indemnitee only in the state or Federal courts of the States of Delaware or Illinois and shall be enforceable notwithstanding any adverse Determination by the Company's Board of Directors, independent legal counsel or the Company's stockholders and no such Determination shall create a presumption that Indemnitee is not entitled to be indemnified hereunder. In any such action the Company shall have the burden of proving that indemnification is not required under this Agreement.

                  (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and reasonable expenses, including reasonable counsel fees, incurred by Indemnitee with respect to such action, unless the court determines that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous.

                  13. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision (including any provision within a single section, paragraph or sentence) shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with their terms to the fullest extent permitted by law.

                  14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

                  15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the States of Delaware and Illinois for all purposes in connection with any action





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or proceeding which arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the state and Federal courts of the States of Delaware and Illinois.

                  16. Notices. All notices or other communications required or permitted hereunder shall be sufficiently given for all purposes if in writing and personally delivered, telegraphed, telexed, sent by facsimile transmission or sent by registered or certified mail, return receipt requested, with postage prepaid addressed as follows, or to such other address as the parties shall have given notice of pursuant hereto:

                  (a)      If to the Company, to:
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                  (b)      If to Indemnitee, to:
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                  17. Counterparts. This Agreement may be signed in
counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

                  18. Successors and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, and (ii) binding upon and inure to the benefit of any successors and assigns, heirs, and personal or legal representatives of Indemnitee.

                  19. Amendment; Waiver. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.




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                  IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.




                                            By:
                                               --------------------------------

ATTEST:


By:
   ---------------------------
   Title:



                                                 ------------------------------
                                                 (Indemnitee)


WITNESS:


------------------------------





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